FRANKLIN RESOURCES, INC. Franklin Resources, Inc. First Quarter Results – February 1, 2012 Exhibit 99.2

FRANKLIN RESOURCES, INC. 2 Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward- looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our AUM, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation, failure or security breach of our software applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income; (8) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (11) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (12) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of AUM, potentially negatively impacting our revenues and income; (14) we could suffer losses in our revenues and income if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) our revenues and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise; (20) regulatory and governmental examinations and/or investigations, litigation, and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (22) diverse and strong competition limits the interest rates that we can charge on consumer loans; (23) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business; and (24) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. Forward-Looking Statements

FRANKLIN RESOURCES, INC. 3 Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s President and Chief Executive Officer Greg Johnson and Executive Vice President and Chief Financial Officer Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or commentary. Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre- recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 31557826, any time through February 15, 2012. Access to the live teleconference will be available at franklinresources.com or by dialing (888) 895-5271 in the U.S. and Canada or (847) 619-6547 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 31557822, after 7:00 pm Eastern Time today through February 15, 2012. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

FRANKLIN RESOURCES, INC. 4 Highlights • Overall investment performance remains strong across equity, hybrid and fixed-income strategies • The global fixed-income funds that grabbed the most attention for their short-term underperformance during 2011 have rebounded significantly • Tax-free fixed-income funds attracted net inflows, core hybrid flows also turned positive, and equity outflows slowed, however, a decline in global fixed-income sales resulted in net outflows • The Company’s Board of Directors increased the regular cash dividend for the 31st consecutive year, and declared a special cash dividend of $2.00 per share, while we continued to reduce shares outstanding via repurchases

FRANKLIN RESOURCES, INC. Investment Performance

FRANKLIN RESOURCES, INC. 6 Franklin Templeton Investment Performance – Lipper Rankings of U.S.-Registered Long-Term Mutual Funds1 1 Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares, as of January 6, 2012. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 155 peer groups of U.S. retail mutual funds, and the groups vary in size from 9 to 1,114 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered. Performance quoted above represents past performance, which cannot predict or guarantee future results. Franklin Equity Taxable Fixed Income Mutual Series Equity Templeton Equity Tax-Free Fixed Income  Dec. 31, 2011  Sep. 30, 2011 Percentage of Assets in the Top Two Quartiles By Category as of December 31, 2011  10-Year  5-Year  3-Year  1-Year 62% 86% 76% 83% 90% 60% 75% 79% 1-Year 3-Year 5-Year 10-Year 90% 73% 80% 66% 62% 92% 86% 92% 99% 82% 100% 76% 100% 29% 73% 26% 22% 76% 88% 92%

FRANKLIN RESOURCES, INC. Assets Under Management and Flows

FRANKLIN RESOURCES, INC. 8 Assets Under Management (in billions, for the three months ended) End of Period Simple Monthly Average 670.3 734.2 703.5 670.7 659.9 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 675.0 714.4 655.6 687.2 726.7 31-Dec-10 31-Mar-11 30-Jun-1 30-Sep-11 31-Dec-11

FRANKLIN RESOURCES, INC. 9 Latin America1 4% Asia-Pacific 10% Canada 5% United States 65% Europe, the Middle East and Africa 16% Fixed- Income 45% Cash Management 1% Equity 40% Hybrid 14% Assets Under Management By Investment Objective By Sales Region (chart is as of December 31, 2011) 1 Latin America sales region includes North America-based advisors serving non-resident clients. (in billions) 31-Dec-11 30-Sep-11 % Change Equity 270.2$ 254.2$ 6% Hybrid 96.4 101.3 (5%) Fixed-Income 297.7 297.7 0% Cash Management 6.0 6.7 (10%) Total 670.3$ 659.9$ 2% (chart is as of December 31, 2011) (in billions) (in billions) 31-Dec-11 30-Sep-11 % Change United States 439.0$ 431.5$ 2% Europe, the Middle East and Africa 105.1 104.2 1% Asia-Pacific 70.6 69.7 1% Canada 30.6 29.3 4% Latin America 1 25.0 25.2 (1%) Total 670.3$ 659.9$ 2%

FRANKLIN RESOURCES, INC. 10 Market Appreciation and Flows Summary Appreciation (Depreciation) and Other Long-Term Flows1 (53.0) 38.2 57.455.654.9 52.9 (35.9) (46.4) (49.7) (52.8) (40.8) (41.9) (3.8) 15.4 9.0 2.53.4 21.4 (14.9) 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 (in billions, for the three months ended) 1 Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. The quarters ended December 31, 2010 and December 31, 2011 include long-term redemptions in white and net new flows in orange, adjusted for advisory account redemptions of $12.0 billion and $11.1 billion, respectively.  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions  Adjusted Long-Term Net New Flows 27.0 9.6 23.424.1 (87.6) 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 Long-term sales 54.9$ 55.6$ 57.4$ 52.9$ 38.2$ Long-term redemptions (52.8) (46.4) (35.9) (49.7) (53.0) Net cash management 1.1 (0.8) 0.2 (0.1) (0.8) Total net new flows 3.2$ 8.4$ 21.7$ 3.1$ (15.6)$

FRANKLIN RESOURCES, INC. 11 United States and International Flows1 United States2 International (in billions, for the three months ended)  Long-Term Sales  Long-Term Redemptions  Long-Term Sales  Long-Term Redemptions 1 Sales and redemptions from North America-based advisors serving non-resident clients that were previously included in United States have been reclassified as International. 2 The quarters ended December 31, 2010 and December 31, 2011 include long-term redemptions in white, adjusted for advisory account redemptions of $12.0 billion and $11.1 billion, respectively. 21.2 (33.1) 24.225.3 26.9 25.8 (30.9) (24.8) (21.3) (18.6) (18.9) (22.0) 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 17.0 (19.9) 31.6 28.729.6 28.7 (17.3) (25.1) (24.9) (21.9) 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11

FRANKLIN RESOURCES, INC. 12 Net New Flows by Investment Objective (in billions, for the three months ended) NM = not meaningful 31-Dec-11 30-Sep-11 Dec-11 vs. Sep-11 31-Dec-10 Dec-11 vs. Dec-10 Equity sales 13.5$ 15.2$ (11%) 19.9$ (32%) Equity redemptions (14.7) (21.3) (31%) (18.4) (20%) Equity net exchanges (0.6) (0.8) (25%) 0.6 NM Equity Net New Flows (1.8) (6.9) (74%) 2.1 NM Hybrid sales 4.1 4.8 (15%) 5.1 (20%) Hybrid redemptions (15.1) (5.1) 196% (15.8) (4%) Hybrid net exchanges 0.1 (0.5) NM 0.3 (67%) Hybrid Net New Flows (10.9) (0.8) NM (10.4) 5% Fixed-income sales 20.6 32.9 (37%) 29.9 (31%) Fix d-income redemptions (23.2) (23.3) (0%) (18.6) 25% Fixed-income net exchanges 0.4 0.6 (33%) 0.4 0% Fixed-Income Net New Flows (2.2) 10.2 NM 11.7 NM Cash Management Net New Flows (0.7) 0.6 NM (0.2) 250% Total Net New Flows (15.6)$ 3.1$ NM 3.2$ NM

FRANKLIN RESOURCES, INC. Operating Results

FRANKLIN RESOURCES, INC. 14 Quarterly Financial Highlights (in millions, except per share data, for the three months ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share2 632 481 688 659 629 683 501 416 503 503 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 $2.20 $2.26$2.25$2.23 $1.88 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 1 Net Income attributable to Franklin Resources, Inc. 2 The computation of earnings per share pursuant to the two-class method excludes from net income attributable to Franklin Resources, Inc. the earnings allocated to participating securities, which consist of nonvested stock and stock unit awards that contain nonforfeitable rights to dividends or dividend equivalents.  Operating Income  Net Income1

FRANKLIN RESOURCES, INC. 15 Operating Revenues Unaudited 31-Dec-11 30-Sep-11 Dec-11 vs. Sep-11 30-Jun-11 31-Mar-11 31-Dec-10 Dec-11 vs. Dec-10 Investment management fees 1,075.1$ 1,193.2$ (10%) 1,168.9$ 1,102.7$ 1,066.5$ 1% Sales and distribution fees 524.3 556.0 (6%) 594.2 561.1 552.2 (5%) Shareholder servicing fees 75.4 75.5 (0%) 77.5 75.8 72.1 5% Other, net 27.1 12.4 119% 12.4 10.0 9.5 185% Total Operating Revenues 1,701.9$ 1,837.1$ (7%) 1,853.0$ 1,749.6$ 1,700.3$ 0% (in millions, for the three months ended) Selected Items of Note in the Current Quarter • Investment management fees and Sales and distribution fees in prior periods reflect the reclassification of a portion of the investment management fees earned by certain non-U.S subsidiaries that were previously included in Sales and distribution fees

FRANKLIN RESOURCES, INC. 16 Operating Expenses Unaudited (in millions, for the three months ended) 31-Dec-11 30-Sep-11 Dec-11 vs. Sep-11 30-Jun-11 31-Mar-11 31-Dec-10 Dec-11 vs. Dec-10 Sal s, distribution and marketing 630.6$ 669.4$ (6%) 719.3$ 676.9$ 647.1$ (3%) Compensation and benefits 300.4 309.4 (3%) 313.6 315.8 292.4 3% Information systems and technology 41.5 50.0 (17%) 41.3 41.5 40.4 3% Occupancy 31.8 35.3 (10%) 32.1 32.7 30.9 3% General, administrative and other 65.2 84.6 (23%) 64.0 53.2 30.3 115% Total Operating Expenses 1,069.5$ 1,148.7$ (7%) 1,170.3$ 1,120.1$ 1,041.1$ 3%

FRANKLIN RESOURCES, INC. 17 Other Income – U.S. GAAP Unaudited (in millions, for the three months ended December 31, 2011) 1 Excludes Banking/Finance. 2Reflects the portion of noncontrolling interests related to consolidated sponsored investment products and variable interest entities included in Other income. (8.6) 12.9 22.5 (10.1) 10.5 9.4 (5.6) 22.7 54.1 (8.5) 62.6 8.9 Dividend and interest income Equity method investments Available-for-sale investments Trading investments, excluding consolidated sponsored investment products (SIP) Interest expense Other Trading investments, consolidated SIP Non-current investments, consolidated SIP Consolidated variable interest entities Total other income Noncontro lling interests Other income, net of noncontro lling interests 2 $55.6 Million $7.0 Million Associated Financial Statement Components1 Cash and cash equivalents, investment securities, available-for- sale and investment securities, trading excluding those held by consolidated SIP Investments in equity method investees Investment securities, available-for- sale Investment securities, trading, excluding those held by consolidated SIP Commercial paper, long- term debt and deferred taxes Miscellaneous non-operating income, including foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency Investment securities, trading held by consolidated SIP Non-current investment securities held by consolidated SIP Investments of consolidated variable interest entities (VIE) Related noncontrolling interests attributable to third-party investors

FRANKLIN RESOURCES, INC. 18 Consolidation of Sponsored Investment Products and Variable Interest Entities Summary (in millions, for the three months ended December 31, 2011) Unaudited • The tables below summarize the impact of consolidating sponsored investment products and variable interest entities on the Company’s reported U.S. GAAP operating results Dividend and interest income (0.6)$ Operating Revenues (slide 15) 11.6$ Equity method investments 5.5 Operating Expenses (slide 16) 4.6 Available-for-sale investments 0.9 Operating Income 7.0 Trading investments, excluding consolidated SIP (9.6) Other Income (slide 17) 1.7 Interest expense (1.4) Net Income (slide 19) 8.7 Other (0.1) Less: noncontrolling interests (slide 19) 12.9 Trading investments, consolidated SIP (5.6) Net Income Attributable to Franklin Resources, Inc. (slide 19) (4.2)$ Non-current investments, consolidated SIP (10.1) Consolidated VIE 22.7 Total 1.7$ SIP and VIE Related Adjustments Adjustments to Other Income

FRANKLIN RESOURCES, INC. 19 Operating Results Unaudited (in millions, except per share data, for the three months ended) 31-Dec-11 30-Sep-11 Dec-11 vs. Sep-11 30-Jun-11 31-Mar-11 31-Dec-10 Dec-11 vs. Dec-10 Income Before Taxes 695.0$ 560.8$ 24% 687.1$ 678.6$ 697.7$ (0%) Taxes on income 201.3 203.9 (1%) 208.9 183.0 207.6 (3%) Net Income 493.7 356.9 38% 478.2 495.6 490.1 1% Less: Net income (loss) attributable to: Nonredeemable noncontrolling interests 10.1 (57.6) NM (24.5) (7.6) (11.9) NM Redeemable noncontrolling interests 2.8 (1.5) NM (0.6) 0.1 0.8 250% Net Income Attributable to Franklin Resources, Inc. 480.8$ 416.0$ 16% 503.3$ 503.1$ 501.2$ (4%) Less: Allocation of earnings to participating nonvested stock and stock unit awards 3.3 1.7 94% 2.9 2.8 2.1 57% Net Income Available to Common Stockholders 477.5$ 414.3$ 15% 500.4$ 500.3$ 499.1$ (4%) Average shares outstanding (in thousands) Basic 216,143 218,989 (1%) 220,313 221,696 223,169 (3%) Diluted 216,727 219,840 (1%) 221,284 222,696 224,253 (3%) Earnings Per Share Basic 2.21$ 1.89$ 17% 2.27$ 2.26$ 2.24$ (1%) Diluted 2.20$ 1.88$ 17% 2.26$ 2.25$ 2.23$ (1%)

FRANKLIN RESOURCES, INC. 20 1.2 1.3 1.4 1.9 1.2 1.2 1.2 1.1 2.2 2.2 2.1 2.2 2.1 2.0 8.4 8.7 9.19.4 8.0 1.1 D M J S D31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11  Cash and Cash Equivalents and Investments Operating Margin and Capital Management (in millions, except as noted, as of and for the period ended) Quarterly Operating Margin Quarterly Stock Repurchase Activity 37.2%37.5%38.8% 36.0% 36.8% 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 Cash and Cash Equivalents and Investments vs. Debt Trailing 12 Months Payout Ratio (in billions) 34% 44% 46% 42% 50% 55% 11%13% 12% 11% 89% 53%57% 61%58% 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 1.7 3.0 1.8 1.6 3.1 217.7 220.4221.8 223.3 215.9 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 Unaudited 1 Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. 2Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period.  Shares Repurchased  Shares Outstanding  Dividend Payout1  Repurchase Payout2  Consolidated Sponsored Investment Products and Variable Interest Entities  Debt